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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Acorn Investment Trust
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                            ACORN INVESTMENT TRUST
                      227 West Monore Street Suite 3000
                         Chicago, Illinois  60606-5016
                           Toll Free 1-888-414-5566



                                        November 20, 1997



Dear Shareholder:

     We have previously mailed to you proxy materials relating to the special meeting of shareholders of the Acorn Investment Trust to be held on December 9, 1997.

     According to our latest records, we have not received your proxy card. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy card, please take a moment to SIGN, DATE and MAIL the enclosed duplicate proxy card promptly in the return envelope provided for your convenience. If you need assistance in voting your shares or would rather vote your shares over the phone, please call our proxy solicitor, D. F. King & Co., Inc., toll-free at 1-888-414-5566.

     For the reasons set forth in the Proxy Statement dated October 24, the Acorn board of trustees unanimously urges you to vote in favor of the new advisory agreement.

     Thank you for your cooperation and continued support.

                                        Sincerely,



                                        /s/ Irving B. Harris
                                        Irving B. Harris
                                        Chairman of the Board